------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2002


              IndyMac MBS, INC., (as depositor under the
              Pooling and Servicing Agreement, dated as of October 1, 2002, providing for the issuance of the IndyMac MBS, INC., Residential Asset
              Securitization Trust 2002-A13, Mortgage Pass-
              Through Certificates, Series 2002-M).


                               IndyMac MBS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     333-82831             95-4791925
-------------------------------       --------------     ----------------------
  (State of Other Jurisdiction          (Commission         (I.R.S. Employer
        of Incorporation)               File Number)       Identification No.)

                     155 North Lake Avenue
                     Pasadena, California                            91101
                  --------------------------                       ----------
                     (Address of Principal                         (Zip Code)
                       Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On October 30, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-M (the "Certificates").




















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 26, 2002 and the prospectus supplement dated October 29, 2002, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-M.

     Mortgage Loan Statistics

       The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


Mortgage
Rates (%) (1)

--------------------------------------------------------------------
                                                          % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
                           Mortgage       Balance        Balance
Mortgage Rates (%)          Loans       Outstanding    Outstanding
--------------------------------------------------------------------
5.000 - 5.999                  275     109,862,198.30        44.83
--------------------------------------------------------------------
6.000 - 6.999                  336     128,047,833.93        52.25
--------------------------------------------------------------------
7.000 - 7.999                   37       5,965,157.59         2.43
--------------------------------------------------------------------
8.000 - 8.999                    9       1,084,161.57         0.44
--------------------------------------------------------------------
9.000 - 9.999                    3         103,867.09         0.04
--------------------------------------------------------------------
Total:                         660     245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 6.040%.


Range of Current Mortgage Loan
Principal Balances ($) (1)

--------------------------------------------------------------------
                                                           % of
                            Number       Aggregate      Aggregate
Range of Current              of         Principal      Principal
Mortgage Loan Principal    Mortgage       Balance        Balance
Balances ($)                Loans       Outstanding    Outstanding
--------------------------------------------------------------------
1 - 25,000                       6           99,528.14         0.04
--------------------------------------------------------------------
25,001 - 50,000                 14          574,406.54         0.23
--------------------------------------------------------------------
50,001 - 75,000                 37        2,251,189.27         0.92
--------------------------------------------------------------------
75,001 - 100,000                27        2,413,327.88         0.98
--------------------------------------------------------------------
100,001 - 125,000               23        2,616,770.78         1.07
--------------------------------------------------------------------
125,001 - 150,000               25        3,430,463.34          1.4
--------------------------------------------------------------------
150,001 - 175,000               25        4,054,672.51         1.65
--------------------------------------------------------------------
175,001 - 200,000               14        2,697,067.51          1.1
--------------------------------------------------------------------
200,001 - 225,000                8        1,716,700.00          0.7
--------------------------------------------------------------------
225,001 - 250,000                7        1,673,000.00         0.68
--------------------------------------------------------------------
250,001 - 275,000                8        2,112,500.00         0.86
--------------------------------------------------------------------
275,001 - 300,000               12        3,524,451.95         1.44
--------------------------------------------------------------------
300,001 - 325,000               21        6,643,221.75         2.71
--------------------------------------------------------------------
325,001 - 350,000               42       14,297,837.78         5.83
--------------------------------------------------------------------
350,001 - 375,000               57       20,598,868.23         8.41
--------------------------------------------------------------------
375,001 - 400,000               58       22,613,365.49         9.23
--------------------------------------------------------------------
400,001 - 425,000               45       18,558,222.60         7.57
--------------------------------------------------------------------

--------------------------------------------------------------------
425,001 - 450,000               36       15,771,050.07         6.44
--------------------------------------------------------------------
450,001 - 475,000               28       12,977,158.26          5.3
--------------------------------------------------------------------
475,001 - 500,000               28       13,705,798.18         5.59
--------------------------------------------------------------------
500,001 - 525,000               12        6,166,146.71         2.52
--------------------------------------------------------------------
525,001 - 550,000               15        8,090,951.89          3.3
--------------------------------------------------------------------
550,001 - 575,000               10        5,644,388.56          2.3
--------------------------------------------------------------------
575,001 - 600,000               23       13,536,180.64         5.52
--------------------------------------------------------------------
600,001 - 625,000               11        6,750,368.39         2.75
--------------------------------------------------------------------
625,001 - 650,000               27       17,353,536.21         7.08
--------------------------------------------------------------------
650,001 - 675,000                1          664,000.00         0.27
--------------------------------------------------------------------
675,001 - 700,000                6        4,158,691.66          1.7
--------------------------------------------------------------------
700,001 - 725,000                3        2,140,032.69         0.87
--------------------------------------------------------------------
725,001 - 750,000                3        2,234,877.74         0.91
--------------------------------------------------------------------
750,001 - 775,000                4        3,038,654.15         1.24
--------------------------------------------------------------------
775,001 - 800,000                1          789,519.01         0.32
--------------------------------------------------------------------
800,001 - 825,000                1          802,261.32         0.33
--------------------------------------------------------------------
825,001 - 850,000                2        1,661,089.98         0.68
--------------------------------------------------------------------
850,001 - 875,000                2        1,715,005.21          0.7
--------------------------------------------------------------------
875,001 - 900,000                3        2,667,103.88         1.09
--------------------------------------------------------------------
900,001 - 925,000                1          916,768.56         0.37
--------------------------------------------------------------------
925,001 - 950,000                1          928,000.00         0.38
--------------------------------------------------------------------
950,001 - 975,000                4        3,847,829.75         1.57
--------------------------------------------------------------------
975,001 - 1,000,000              6        5,954,211.85         2.43
--------------------------------------------------------------------
1,000,001 or more                3        3,674,000.00          1.5
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $371,307.91.

Original Loan-to-
Value Ratio (%) (1)

--------------------------------------------------------------------
                                                          % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
Original                   Mortgage       Balance        Balance
Loan-to-Value Ratio (%)     Loans       Outstanding    Outstanding
--------------------------------------------------------------------
0.01 - 10.00                     2           47,500.00         0.02
--------------------------------------------------------------------
10.01 - 20.00                    8        3,738,791.93         1.53
--------------------------------------------------------------------
20.01 - 30.00                   33       11,695,488.23         4.77
--------------------------------------------------------------------
30.01 - 40.00                   60       21,486,302.17         8.77
--------------------------------------------------------------------
40.01 - 50.00                  110       41,042,670.90        16.75
--------------------------------------------------------------------
50.01 - 60.00                  117       45,909,609.06        18.73
--------------------------------------------------------------------
60.01 - 70.00                  165       63,264,900.64        25.82
--------------------------------------------------------------------
70.01 - 75.00                   64       25,014,185.16        10.21
--------------------------------------------------------------------
75.01 - 80.00                   78       28,164,617.86        11.49
--------------------------------------------------------------------
80.01 - 85.00                    3          589,211.45         0.24
--------------------------------------------------------------------
85.01 - 90.00                   13        3,315,105.13         1.35
--------------------------------------------------------------------
90.01 - 95.00                    6          722,542.79         0.29
--------------------------------------------------------------------
95.01 - 100.00                   1           72,293.16         0.03
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 57.65%.


Original Term
to Maturity (1)

--------------------------------------------------------------------
                                                           % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
                           Mortgage       Balance        Balance
Original Term to Maturity   Loans       Outstanding    Outstanding
--------------------------------------------------------------------
61 - 120                         8        1,521,683.87         0.62
--------------------------------------------------------------------
121 - 180                      652      243,541,534.61        99.38
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 179.6 months.

Geographic
Distribution by
Balance

--------------------------------------------------------------------
                                                           % of
                            Number       Aggregate      Aggregate
Geographic                    of         Principal      Principal
Distribution               Mortgage       Balance        Balance
by Balance                  Loans       Outstanding    Outstanding
--------------------------------------------------------------------
California                     383      168,044,138.52        68.57
--------------------------------------------------------------------
New York                        83       25,057,957.59        10.23
--------------------------------------------------------------------
New Jersey                      28        8,305,110.33         3.39
--------------------------------------------------------------------
Maryland                        13        4,612,705.62         1.88
--------------------------------------------------------------------
Florida                         25        4,501,770.70         1.84
--------------------------------------------------------------------
Massachusetts                   11        3,341,293.12         1.36
--------------------------------------------------------------------
Michigan                        10        3,049,895.33         1.24
--------------------------------------------------------------------
Arizona                          7        2,848,412.71         1.16
--------------------------------------------------------------------
Virginia                         8        2,814,077.12         1.15
--------------------------------------------------------------------
Illinois                         9        2,751,321.81         1.12
--------------------------------------------------------------------
Nevada                           7        2,248,364.77         0.92
--------------------------------------------------------------------
Tennessee                        8        2,220,016.11         0.91
--------------------------------------------------------------------
Colorado                         4        1,971,164.54          0.8
--------------------------------------------------------------------
Texas                           12        1,968,299.39          0.8
--------------------------------------------------------------------
Connecticut                      5        1,724,385.40          0.7
--------------------------------------------------------------------
South Carolina                   4        1,604,748.87         0.65
--------------------------------------------------------------------
North Carolina                  12        1,254,614.22         0.51
--------------------------------------------------------------------
Idaho                            4        1,122,747.38         0.46
--------------------------------------------------------------------
Washington                       3        1,061,079.15         0.43
--------------------------------------------------------------------
Georgia                          3          854,000.00         0.35
--------------------------------------------------------------------
Pennsylvania                     4          782,833.99         0.32
--------------------------------------------------------------------
Hawaii                           2          698,204.54         0.28
--------------------------------------------------------------------
Utah                             1          458,484.58         0.19
--------------------------------------------------------------------
Missouri                         2          457,500.00         0.19
--------------------------------------------------------------------
Rhode Island                     3          397,840.78         0.16
--------------------------------------------------------------------
New Mexico                       1          320,000.00         0.13
--------------------------------------------------------------------
Minnesota                        2          160,360.38         0.07
--------------------------------------------------------------------
Ohio                             2          158,593.38         0.06
--------------------------------------------------------------------
Indiana                          2          123,004.99         0.05
--------------------------------------------------------------------
Kansas                           1           78,000.00         0.03
--------------------------------------------------------------------
Maine                            1           72,293.16         0.03
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------

Remaining Term to
Stated Maturity (1)

--------------------------------------------------------------------
                                                           % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
Remaining Term             Mortgage       Balance        Balance
to Stated Maturity          Loans       Outstanding    Outstanding
--------------------------------------------------------------------
61 - 120                         8        1,521,683.87         0.62
--------------------------------------------------------------------
121 - 180                      652      243,541,534.61        99.38
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 178.9 months.


FICO Credit
Score (1)

--------------------------------------------------------------------
                                                          % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
                           Mortgage       Balance        Balance
FICO Credit Score           Loans       Outstanding    Outstanding
--------------------------------------------------------------------
<= 619                           2          287,583.79         0.12
--------------------------------------------------------------------
620 - 639                       27        7,541,845.71         3.08
--------------------------------------------------------------------
640 - 659                       41       11,354,977.48         4.63
--------------------------------------------------------------------
660 - 679                       55       14,729,833.29         6.01
--------------------------------------------------------------------
680 - 699                       68       23,541,471.23         9.61
--------------------------------------------------------------------
700 - 719                       73       23,206,681.65         9.47
--------------------------------------------------------------------
720 - 739                       81       33,869,916.97        13.82
--------------------------------------------------------------------
740 - 759                       92       38,251,053.34        15.61
--------------------------------------------------------------------
760 - 779                      120       52,295,751.12        21.34
--------------------------------------------------------------------
780 - 799                       82       33,150,416.03        13.53
--------------------------------------------------------------------
800 - 819                       18        6,764,376.08         2.76
--------------------------------------------------------------------
980 - 999                        1           69,311.79         0.03
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans was approximately 735.

Property Type

--------------------------------------------------------------------
                                                          % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
                           Mortgage       Balance        Balance
Property Type               Loans       Outstanding    Outstanding
--------------------------------------------------------------------
Single Family Residence        454      172,329,219.90        70.32
--------------------------------------------------------------------
PUD                            122       51,942,359.09         21.2
--------------------------------------------------------------------
2 Family                        32        7,950,842.10         3.24
--------------------------------------------------------------------
Condo - Low Rise <5             23        6,732,268.38         2.75
floors
--------------------------------------------------------------------
3 Family                        10        2,004,834.78         0.82
--------------------------------------------------------------------
Townhouse                        6        1,979,476.94         0.81
--------------------------------------------------------------------
4 Family                        10        1,870,000.00         0.76
--------------------------------------------------------------------
Condo - High Rise >8             1          157,500.00         0.06
floors
--------------------------------------------------------------------
2-4 Family                       2           96,717.29         0.04
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------


Loan Purpose

--------------------------------------------------------------------
                                                           % of
                            Number       Aggregate      Aggregate
                              of         Principal      Principal
                           Mortgage       Balance        Balance
Loan Purpose                Loans       Outstanding    Outstanding
--------------------------------------------------------------------
Refinance - Rate Term          369      152,760,021.67        62.33
--------------------------------------------------------------------
Refinance - Cashout            216       68,210,166.07        27.83
--------------------------------------------------------------------
Purchase                        75       24,093,030.74         9.83
--------------------------------------------------------------------
Total:                         660      245,063,218.48          100
--------------------------------------------------------------------



Occupancy

---------------------------------------------------------------------
                                                           % of
                            Number       Aggregate       Aggregate
                              of         Principal       Principal
                           Mortgage       Balance         Balance
Occupancy                    Loans      Outstanding     Outstanding
---------------------------------------------------------------------
Primary                          570    225,785,340.76         92.13
---------------------------------------------------------------------
Investment                        72     11,065,837.14          4.52
---------------------------------------------------------------------
Second Home                       18      8,212,040.58          3.35
---------------------------------------------------------------------
Total:                           660    245,063,218.48           100
---------------------------------------------------------------------

Documentation Program

---------------------------------------------------------------------
                                                            % of
                            Number       Aggregate       Aggregate
                              of         Principal       Principal
                           Mortgage       Balance         Balance
Documentation Program        Loans      Outstanding     Outstanding
---------------------------------------------------------------------
Full                             350    155,782,224.51         63.57
---------------------------------------------------------------------
Reduced                          175     62,632,555.07         25.56
---------------------------------------------------------------------
No Ratio-Reduced                  66     14,463,764.83           5.9
---------------------------------------------------------------------
No Documentation                  69     12,184,674.07          4.97
---------------------------------------------------------------------
Total:                           660    245,063,218.48           100
---------------------------------------------------------------------




Range of Loan
Age

---------------------------------------------------------------------
                                                            % of
                            Number       Aggregate       Aggregate
                              of         Principal       Principal
                           Mortgage       Balance         Balance
Range of Loan Age           Loans       Outstanding     Outstanding
---------------------------------------------------------------------
0 - 5                            653    243,670,893.07         99.43
---------------------------------------------------------------------
11-Jun                             4      1,333,262.59          0.54
---------------------------------------------------------------------
18 - 23                            1          3,527.48             0
---------------------------------------------------------------------
24 - 35                            1         52,110.21          0.02
---------------------------------------------------------------------
36 - 41                            1          3,425.13             0
---------------------------------------------------------------------
Total:                           660    245,063,218.48           100
---------------------------------------------------------------------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage Loans was 0.7 month.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IndyMac MBS, INC.




                                                 By: / s / Blair Abernathy
                                                     --------------------------
                                                      Blair Abernathy
                                                      Executive Vice President



Dated: November 5, 2002